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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 12, 2001


                               AVATEX CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


         1-8549                                     25-1425889
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(COMMISSION FILE NUMBER)              (I.R.S. EMPLOYER IDENTIFICATION NO.)



5910 N. CENTRAL EXPRESSWAY, SUITE #1780
            DALLAS, TEXAS                                        75206
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)


                                  214-365-7450
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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                                   Page 1 of 5
                             Exhibit Index on Page 3


64935.0001

Item 5.    Other Events

           On January 12, 2001, Avatex Corporation ("Avatex") announced its response to an unsolicited tender offer made by Edgewater Partners LP ("Edgewater") to purchase 6.75% Notes due December 7, 2002 (the "Notes") issued by Avatex's wholly-owned subsidiary, Avatex Funding, Inc. In its response, Avatex stated, among other things, that (i) Edgewater did not inform Avatex of the tender offer, (ii) Avatex is not taking a position on the adequacy of the offer to noteholders or whether the offer is being made in accordance with federal law, (iii) Avatex is not aware of any terms or conditions of the offer other than its price of 40% of the principal amount of the 6.75% Notes, and (iv) it does not appear that Edgewater made any efforts to disseminate its offer beyond sending it to the Depository Trust Company. Avatex also stated that it has purchased Notes in the open market since April 2000 at an average price of approximately 60% of the principal amount of the Notes.

           Reference is hereby made to the Press Release, dated January 12, 2001, which is attached hereto as Exhibit 99 and incorporated herein by reference.


Item 7.    Financial Statements and Exhibits

(c)        Exhibits

           99        Press Release dated January 12, 2001, issued by
                     Avatex Corporation.



                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               AVATEX CORPORATION
                                               (Registrant)

                                               By: /s/ Robert H. Stone
                                                   ----------------------------
                                                   Robert H. Stone
                                                   Vice President, General
                                                   Counsel and Secretary

                                  EXHIBIT INDEX


EXHIBIT NO.

    99                  Press Release dated January 12, 2001, issued by
                        Avatex Corporation.















                                  Page 3 of 5